Exhibit 99.4

1234567 VOTE BY MAIL 123,456,789,012.12345 TO VOTE, MARK BLOCKS BELOW IN BLUE OR BLACK INK AS FOLLOWS: KEEP THIS PORTION FOR YOUR RECORDS DETACH AND RETURN THIS PORTION ONLY THIS PROXY CARD IS VALID ONLY WHEN SIGNED AND DATED. The Board of Directors recommends you vote FOR proposals 1 and 2. 1a proposal to approve the issuance of shares of FPI common stock in the Company Merger (as defined below) pursuant to the Agreement and Plan of Merger (the "Merger Agreement"), dated as of September 12, 2016, by and among FPI, Farmland Partners Operating Partnership, LP ("FPI OP"), Farmland Partners OP GP LLC ("FPI OP GP"), FPI Heartland LLC ("Merger Sub"), FPI Heartland Operating Partnership, LP ("Merger Partnership"), FPI Heartland GP LLC ("Merger Sub GP"), American Farmland Company ("AFCO") and American Farmland Company L.P. ("AFCO OP"), the issuance of shares of FPI common stock issuable upon redemption of Class A common units of limited partnership interest of FPI OP ("FPI OP Units") issued in the Partnership Merger (as defined below) and the issuance of shares of FPI common stock in respect of fully vested and earned restricted stock units of AFCO ("AFCO RSUs"). The Merger Agreement provides for (i) AFCO to merge with and into Merger Sub with Merger Sub continuing as the surviving entity (the "Company Merger"), and (ii) Merger Partnership to merge with and into AFCO OP with AFCO OP continuing as the surviving entity ("the Partnership Merger"); and 2a proposal to approve one or more adjournments of the FPI special meeting to another date, time or place, if necessary or appropriate, including adjournments to permit further solicitation of proxies in favor of the proposal to approve the issuance of shares of FPI common stock in the Company Merger, the issuance of shares of FPI common stock issuable upon redemption of FPI OP Units issued in the Partnership Merger and the issuance of shares of FPI common stock in respect of fully vested and earned AFCO RSUs. NOTE: Such other business as may properly come before the meeting or any adjournment thereof. For 0 Against 0 Abstain 0 0 0 0 Please sign exactly as your name(s) appear(s) hereon. When signing as attorney, executor, administrator, or other fiduciary, please give full title as such. Joint owners should each sign personally. All holders must sign. If a corporation or partnership, please sign in full corporate or partnership name, by authorized officer. Signature [PLEASE SIGN WITHIN BOX] Date Signature (Joint Owners) Date 02 0000000000 1 OF 1 1 2 0000304819_1 R1.0.1.29 SHARES CUSIP # JOB #SEQUENCE # VOTE BY INTERNET - www.proxyvote.com Use the Internet to transmit your voting instructions and for electronic delivery of information up until 11:59 P.M. Eastern Time the day before the cut-off date or meeting date. Have your proxy card in hand when you access the web site and follow the instructions to obtain your records and to create an electronic voting instruction form. ELECTRONIC DELIVERY OF FUTURE PROXY MATERIALS If you would like to reduce the costs incurred by our company in mailing proxy materials, you can consent to receiving all future proxy statements, proxy cards and annual reports electronically via e-mail or the Internet. To sign up for electronic delivery, please follow the instructions above to vote using the Internet and, when prompted, indicate that you agree to receive or access proxy materials electronically in future years. VOTE BY PHONE - 1-800-690-6903 Use any touch-tone telephone to transmit your voting instructions up until 11:59 John Sample 234567P.M. Eastern Time the day before the cut-off date or meeting date. Have your proxy card in hand when you call and then follow the instructions. 1234567 Mark, sign and date your proxy card and return it in the postage-paid envelope we have provided or return it to Vote Processing, c/o Broadridge, 51 Mercedes Way, Edgewood, NY 11717. NAME THE COMPANY NAME INC. - COMMON THE COMPANY NAME INC. - CLASS A THE COMPANY NAME INC. - CLASS B THE COMPANY NAME INC. - CLASS C THE COMPANY NAME INC. - CLASS D THE COMPANY NAME INC. - CLASS E THE COMPANY NAME INC. - CLASS F THE COMPA N Y NAME INC. - 401 K CONTROL # SHARES123,456,789,012.12345 123,456,789,012.12345 123,456,789,012.12345 123,456,789,012.12345 123,456,789,012.12345 123,456,789,012.12345 123,456,789,012.12345 x PAGE1 OF 2 FARMLAND PARTNERS INC. 4600 S. Syracuse Street Suite 1450 Denver, Colorado 80237 Investor Address Line 1 Investor Address Line 2 Investor Address Line 3 Investor Address Line 4 Investor Address Line 5 8 8 8 1 1234 ANYWHERE STREET ANY CITY, ON A1A 1A1 234567 234567 234567 234567

Important Notice Regarding the Availability of Proxy Materials for the Special Meeting: The Notice & Proxy Statement is available at www.proxyvote.com FARMLAND PARTNERS INC. Annual Meeting of Shareholders January 31, 2017 8:00 AM MST This proxy is solicited by the Board of Directors The undersigned hereby appoints Paul A. Pittman and Luca Fabbri, or either of them, as proxies, each with the power to appoint his substitute, and hereby authorizes them to represent and to vote, as designated on the reverse side of this ballot, all of the shares of common stock, $0.01 par value per share, of FARMLAND PARTNERS INC. (the "Company") that the undersigned is entitled to vote at the Special Meeting of Stockholders to be held at 08:00 AM MST on January 31, 2017, at the Company's offices, located at 4600 S. Syracuse Street, Suite 1450, Denver, CO 80237, and any adjournment or postponement thereof. The Company's Board of Directors recommends a vote "FOR" proposals 1 and 2. The votes entitled to be cast in the discretion of the Proxy holder on any other matter that may properly come before the special meeting or any postponement or adjournment thereof. This proxy, when properly executed, will be voted in the manner directed herein. If no such direction is made, this proxy will be voted in accordance with the Board of Directors' recommendations. Continued and to be signed on reverse side 0000304819_2 R1.0.1.29